United States Securities and Exchange Commission
                              Washington, Dc 20549

                                    Form 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act Of 1934

       Date of report (Date of earliest event reported): November 14, 2006

                               Avenue Group, Inc.

                            Incorporated in Delaware


Commission File No. 000-30-543                            IRS ID No. 90-0200077


                        405 Lexington Avenue, 26th Floor
                            New York, New York 10174

                            Telephone: (888) 612-4188


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                               Avenue Group, Inc.

                                    Form 8-K

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report

On November 14, 2006, the board of directors of Avenue Group, Inc. determined that there were errors in previously issued financial statements for the nine months ended September 2005, and that the financial statements should be restated to report:

1. We recorded $6,763 operating expense which we previously had not recorded until December 31, 2005.

2. With a December 31, 2004, market value equaling $.269724 per share, we reclassified at December 31, 2004, $816,896 from investment in Langley Park Investment Trust to restricted investment in Langley Park Investment Trust for the 3,028,634 shares of the 6,057,269 shares of Langley required to be held in escrow for two years according to the July 2004 private placement agreement, in order to show the restricted nature of the Langley Park escrow.

     In the 2004 and September 2005 financial statements as originally issued we did not account for the contingency arrangement under which we may be required to relinquish Langley Park shares held in escrow. That contingency arrangement is a derivative which we account for at fair value as a contra to the escrowed shares, with changes in fair value recorded in our operations statement each period. The change in fair value resulted in $201,182 and $75,671 charges to operations for the quarter and nine months ended September 30, 2005, respectively. We compute the value of the contra as the value of the portion of the escrowed shares which would have to be returned to Langley if the price of our common stock on the valuation date were the price at the end of the two year escrow period. The escrow was in place until October 2006, when we returned to Langley the portion of these shares we were obligated to return under the contract.

3. We had previously concluded that an appropriate measure of the fair value of our investment in ROO Group, Inc. was 50% of quoted market price of the stock, because we owned a very large block of the stock and the trading of the stock was rather limited. We have now concluded that the best measure of the fair value is 100% of quoted market price. Therefore, in the December 31, 2004, restatement we increased the investment in ROO Group from 50% to 100% of the full market value by recording a $1,404,629 increase to investment in ROO Group and corresponding increases of $140,000 to gain on sale of discontinued operations related to the sale of 80,000 shares of ROO Group restricted stock and $1,159,629 to other comprehensive income/unrealized gain on marketable securities. Adjusting the gain on the sale of the Australian securities, the ROO Group securities, and the Langley Park securities resulted in a $147,507 decrease to Accumulated Other Comprehensive Income at September 30, 2005.

4. We paid part of an officer's compensation by transferring shares of ROO Group stock to the officer. As originally filed we recorded compensation expense at the market value of the shares transferred and credited the cost of the securities at the same value. We should have recorded a $40,875 gain on the disposition of the securities.

5. We originally had recorded a $1,057,575 impairment of the Karakilise 2 well in Turkey in the September 2005 quarter. We restated the impairment to properly record it in the June 2005 quarter.

6. We reclassified $165,611 to impairments to our Turkish oil property that previously had been classified as oil lease operating expense at September 30, 2005. On the original cash flow statement this amount had been classified erroneously as depreciation.

7. We reclassified $90,897 of interest payable from notes payable to accounts payable. This reclassification resulted in a change on the cashflow statement of $21,838.

8. At December 31, 2004, we charged the accumulated deficit $105,000, charged accumulated other comprehensive income $105,000 and credited additional paid-in capital $210,000 related to termination of the license agreement for the value of the registration rights accompanying the 60,000 shares of ROO Group that were acquired in exchange for the release of ROO Group from its registration requirement.

9. The value we ascribed to the shares of ROO Group received in the various transactions described included the value of the registration rights accompanying those shares. We previously inadvertently did not consider the registration rights when we recognized a $210,000 gain upon receiving the additional 60,000 shares in exchange for releasing ROO Group of the registration requirement. We have now concluded that we should not have recognized the gain. Accordingly, we restated the December 31, 2004, financial statements to remove the gain, applying the credit instead to additional paid-in capital.

10. In April 2005 we extended for three years to April 30, 2008, the expiration date of the option granted to Fawdon Investments, Ltd. to purchase 50,000,000 shares of common stock at a $0.04 exercise price. We charged operations $2,500,000 in connection with this extension. We initially did not record this expense until the quarter ended December 31, 2005.

11. As originally filed, we inadvertently recorded an $871,000 charge to additional paid-in capital and credit to accumulated deficit at March 31, 2005. This entry was part of the consolidation process and a carryover from prior to the sale of our interest in VideoDome. The adjustment reverses this entry.

12. In the restatement of our March 31, 2005, financial statements, we recorded an adjustment to charge accumulated other comprehensive income and credit gain on foreign currency translation by $47,416 to properly state the sale of our Australian securities.

13. For the quarter and nine months ended September 30, 2005, we reclassified $27,653 and $163,289 to lease operating expense which we had previously charged to general and administrative expense for charges from our Turkish lease operator.

14. For the quarter and nine months ended September 30, 2005, we reclassified $3,194 and $9,655 to expired oil leases which we had previously charged to sales, general and administrative expense.

15. In the September 2005 cash flow statement we reclassified a $25,000 expenditure to investment in oil property.

16. As originally filed, we understated the gain on the sale of 250,000 shares of ROO Group stock by $55,456 because we measured the cost of the shares sold incorrectly.

When we filed our 2005 Form 10-KSB, and our March 31 and June 30, 2006 Forms 10-QSB, we restated our financial statements for 2004, and the periods ended March 31 and June 30, 2005, respectively.

Accordingly, the previously issued financial statements for the year and quarters contained in our previously filed Form 10-K and Forms 10-Q should no longer be relied upon. Our board of directors has discussed these matters with our independent registered public accounting firm. We will restate our September 30, 2005 financial statements for the adjustments discussed above in filing our September 30, 2006, Form 10-QSB. We will discuss the above matters in more depth in the restated financial statements.

Our independent accountant has not advised or notified us that disclosure should be made or action should be taken to prevent future reliance on a previously issued audit report or completed interim review related to previously issued financial statements.

___________________________


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, Avenue Group, Inc. has caused this report to be signed on its behalf by the undersigned authorized officer.



                                                  AVENUE GROUP, INC.

                                                  By: /s/ Levi Mochkin
                                                      -----------------
                                                Name: Levi Mochkin
                                               Title: President Chief Executive
                                                      Officer
                                                Date: November 14, 2006